TRAVELERS VARIABLE SURVIVORSHIP LIFE
                                               SUPPLEMENT DATED JULY 23, 2002 TO
                                                THE PROSPECTUS DATED MAY 1, 2002


The following information revises the information in the "Fund Fees and Expenses" table:

                                                                                                        TOTAL ANNUAL
                                                                      DISTRIBUTION                        OPERATING
                                                   MANAGEMENT FEE    AND/OR SERVICE    OTHER EXPENSES      EXPENSES
                                                   AFTER EXPENSE          FEES         (AFTER EXPENSE   (AFTER EXPENSE
FUNDING OPTIONS:                                  (REIMBURSEMENT)     (12b-1 FEES)      REIMBURSEMENT)   REIMBURSEMENT)
----------------                                  ---------------    --------------    ---------------  ---------------
GREENWICH STREET SERIES FUND
   Equity Index Portfolio-- Class I Shares......       0.31%**              -                 0.02%         0.33%(7)

**The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On June 24, 2002, the shareholders of the Greenwich Street Fund:
Equity Index Portfolio approved a new Investment Advisory Agreement, which became effective immediately after the shareholder meeting. Under the new agreement, the management fee increased by 0.10%. Finally, the fund's Management eliminated the voluntary fee cap of 0.30%.

NOTES

(7) There were no fees waived or expenses reimbursed for these funds in 2001. Smith Barney Fund Management received an administrative fee, which is reflected in the management fee column.

The following information revises the information in "The Investment Options" table:

         FUNDING                               INVESTMENT                              INVESTMENT
         OPTION                                 OBJECTIVE                          ADVISER/SUBADVISER
-------------------------     ---------------------------------------------   ---------------------------
JANUS ASPEN SERIES
   Global Technology          Under normal circumstances, invests at          Janus Capital
     Portfolio - Service      least 80% of its net assets in securities
     Shares                   of companies that the manager believes will
                              benefit significantly from advances or
                              improvements in technology. This policy is
                              implemented by investing primarily in
                              equity securities of U.S. and foreign
                              companies selected for their growth
                              potential.

TRAVELERS SERIES FUND INC.
  Smith Barney High          Seeks high current income. Capital               SBFM
    Income Portfolio         appreciation is a secondary objective.

The information about the Fundamental Value Portfolio is deleted from the Janus Aspen Series and included in the Greenwich Street Series Fund.

The following paragraph supplements the information in the "Payment and Suspension of Valuation" section:

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period
(1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

L-12995                                                  July 23, 2002